Exhibit 31.1

CERTIFICATION

I, Gary Kouletas, certify that:

1.	I have reviewed this quarterly report of Form 10-Q of All Grade Mining, Inc.

2.
Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report.

3.
Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.

4.	I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and I have:

a)       Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, is made known to me by others within the company, particularly during the period in which this quarterly report is being prepared; and

b)      Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements fort external purposes in accordance with generally accepted accounting principles; and

c)       Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Report based upon such evaluation; and

d)      Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

5.	I have disclosed, based on our most recent evaluation, to the registrant’s auditors and registrant’s board of directors (or persons performing the equivalent function);

a)       All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

b)       Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls.

Date: May 21, 2012

/s/ Gary Kouletas
Gary Kouletas
President (Principal Executive Officer)

 Exhibit 31.2

CERTIFICATION

I, Jerome Rosenberg, certify that:

1.	I have reviewed this quarterly report of Form 10-Q of All Grade Mining, Inc.

2.
Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report.

3.
Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.

4.	I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and I have:

a)       Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, is made known to me by others within the company, particularly during the period in which this quarterly report is being prepared; and

b)      Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements fort external purposes in accordance with generally accepted accounting principles; and

c)       Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Report based upon such evaluation; and

d)      Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

5.	I have disclosed, based on our most recent evaluation, to the registrant’s auditors and registrant’s board of directors (or persons performing the equivalent function);

a)       All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

b)       Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls.

Date: May 21, 2012

/s/ Jerome Rosenberg
Jerome Rosenberg
(Chief Financial Officer)